UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2022

OneSpan Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Wacker Drive, Suite 2050

Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 766-4001

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OSPN	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 8, 2022, OneSpan Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “2022 Annual Meeting”).

At the close of business on April 11, 2022, the record date for the determination of stockholders entitled to vote at the 2022 Annual Meeting, there were 40,630,593 shares of Company common stock outstanding. At the 2022 Annual Meeting, 35,789,642 shares of Company common stock were present in person or by proxy. Set forth below is information regarding the votes cast for each proposal:

1.	To elect seven directors to serve on the board of directors of the Company until the 2023 annual meeting of stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal. Based on the votes set forth below, each of the seven director nominees was duly elected.

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Marc Boroditsky	26,893,794	1,921,417	53,371	6,921,060
Garry L. Capers	26,443,920	2,418,095	6,567	6,921,060
Sarika Garg	28,087,866	774,633	6,083	6,921,060
Marianne Johnson	26,862,793	2,000,126	5,663	6,921,060
Michael McConnell	28,529,511	332,167	6,904	6,921,060
Alfred Nietzel	26,870,058	1,992,004	6,520	6,921,060
Marc Zenner	26,863,931	1,998,402	6,249	6,921,060

2.	To approve, on an advisory (non-binding) basis, the Company’s named executive officer compensation. Based on the votes set forth below, the Company’s stockholders voted to approve this proposal.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
25,711,565	2,957,396	199,621	6,921,060

3.	To ratify, on an advisory (non-binding) basis, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022. Based on the votes set forth below, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was duly ratified.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
33,185,510	2,600,778	3,354	N/A

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective immediately following the conclusion of the 2022 Annual Meeting held on June 8, 2022, the board of directors of the Company (the “Board”) increased the size of the Board to eight and appointed Matt Moynahan, the Company’s President and Chief Executive Officer, to the Board.

As an employee of the Company, Mr. Moynahan is not entitled to receive any additional compensation for his service as a director of the Company. There is no arrangement or understanding between Mr. Moynahan and any other person pursuant to which Mr. Moynahan was appointed as a director of the Company. Mr. Moynahan has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Number	Description
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2022	ONESPAN INC.

	By:	/s/ Matthew P. Moynahan
	Name:	Matthew P. Moynahan
	Title:	Chief Executive Officer and President

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